Prospectus Supplement
John Hancock Funds II (the Trust)
U.S. Sector Rotation Fund (the fund)
Supplement dated May 26, 2026 to the current Class NAV Prospectus, as may be supplemented (the Prospectus)
The following information supplements and supersedes any information to the contrary relating to the fund contained in the Prospectus.
At a special meeting of shareholders of the fund held on May 26, 2026 at 2:00 p.m., Eastern Time, the fund’s shareholders approved a proposal to change the fund’s diversification status from diversified to non-diversified effective on June 1, 2026 (the Effective Date).
Accordingly, as of the Effective Date, the following disclosure will be added as the final paragraph of the fund’s “Principal investment strategies” in the “Fund summary” section and immediately before the final paragraph of the fund’s “Principal investment strategies” in the “Fund details” section:
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
Additionally, as of the Effective Date, the following risk will be added to the fund’s “Principal risks” in the “Fund summary” section:
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.

Statement of Additional Information Supplement
John Hancock Funds II (the Trust)
U.S. Sector Rotation Fund (the fund)
Supplement dated May 26, 2026 to the current Statement of Additional Information, as may be supplemented (the SAI)
The following information supplements and supersedes any information to the contrary relating to the fund contained in the SAI.
At a special meeting of shareholders of the fund held on May 26, 2026 at 2:00 p.m., Eastern Time, the fund’s shareholders approved a proposal to change the fund’s diversification status from diversified to non-diversified effective on June 1, 2026 (the Effective Date).
Accordingly, as of the Effective Date, the second sentence of the first paragraph under “Organization of the Trust” is amended and restated as follows:
Each of Blue Chip Growth Fund, Emerging Markets Debt Fund, Real Estate Securities Fund and U.S. Sector Rotation Fund is a non-diversified series of the Trust and each other fund is a diversified series of the Trust, as those terms are used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
You should read this supplement in conjunction with the SAI and retain it for your future reference.
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.